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                            Exhibit Index begins on Page 2

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549


                                   ---------------


                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): DECEMBER 1, 1998
                                                         ----------------



                                    COCENSYS, INC.
                  (Exact Name of Registrant as Specified in Charter)



DELAWARE                            0-20954                          33-0538836
--------                           --------                          ----------
(State or Other                  (Commission                      (IRS Employer
Jurisdiction of                  File Number)               Identification No.)
Incorporation)



201 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA                                   92618
----------------------------------------                                   -----
(Address of Principal Executive Office)                               (Zip Code)



         Registrant's telephone number, including area code: (949) 753-6100
                                                           ---------------


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ITEM 5.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a copy of a Press Release issued on behalf of the Registrant announcing that Registrant received notice from Nasdaq that Registrant was not in compliance with the closing bid price requirement for the continued listing of Registrant's common stock on the Nasdaq National Market.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c) EXHIBITS. The following exhibits are attached to this Current Report on Form 8-K:

                                                                 Sequential
     Exhibit   Description                                       Page Start
     -------   -----------                                       ----------

     99.1      Press Release entitled "CoCensys, Inc. Receives             3
               Notice From Nasdaq Regarding Listing Requirements" dated December 4, 1998


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COCENSYS, INC.
                              --------------
                              (Registrant)


Date:  December 4, 1998       By:  /s/ Robert R. Holmen
                                   -------------------------------------------
                                   Robert R. Holmen, Vice President, General
                                   Counsel and Secretary


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